UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21488

Cohen & Steers Global Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2008

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

To Our Shareholders:

We are pleased to submit to you our report for the year ended December 31, 2008. The net asset values per share at that date were $10.68, $10.64, $10.65 and $10.70 for Class A, Class B, Class C and Class I shares, respectively. In addition, a dividend was declared for shareholders of record on December 18, 2008 and paid on December 19, 2008 to all four classes of shares. The dividends were as follows: Class A—$0.165 per share; Class B—$0.124 per share; Class C—$0.121 per share and Class I—$0.189 per share.a

The total returns, including income and change in net asset value, for the Fund and the comparative benchmarks were:

	Six Months Ended December 31, 2008	Year Ended December 31, 2008
Cohen & Steers Global Infrastructure Fund—Class A	–28.82%	–36.94%
Cohen & Steers Global Infrastructure Fund—Class B	–29.03%	–37.35%
Cohen & Steers Global Infrastructure Fund—Class C	–29.03%	–37.35%
Cohen & Steers Global Infrastructure Fund—Class I	–28.67%	–36.73%
UBS Global Infrastructure & Utilities 50/50 Index[b]	–30.06%	–36.17%
S&P 1500 Utilities Index[b]	–24.80%	–26.70%
Linked benchmark[b]	–30.06%	–38.10%
S&P 500 Index[b]	–28.47%	–36.99%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund current to the most recent month-end can be a Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year.

b The UBS Global Infrastructure & Utilities 50/50 Index tracks a 50% exposure to the global developed-market utilities sector and a 50% exposure to the global developed-market infrastructure sector. The S&P 1500 Utilities Index is an unmanaged market-capitalization-weighted index of 72 companies whose primary business involves the generation, transmission and/or distribution of electricity and/or natural gas. The linked benchmark is represented by the performance of the S&P 1500 Utilities Index from January 1, 2008 through March 31, 2008; the Macquarie Global Infrastructure Index from April 1, 2008 through May 31, 2008; and the UBS Global Infrastructure & Utilities 50/50 Index from June 1, 2008 through December 31, 2008. The Macquarie Global Infrastructure Index is a capitalization-weighted global infrastructure index containing all publicly quoted infrastructure-related stocks that are members of the FTSE Global Equity Index Series with market capitalization exceeding $250 million. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

obtained by visiting our Web site at cohenandsteers.com. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 5% and 1% maximum contingent deferred sales charge on Class B and Class C shares, respectively. If such charges were included, returns would have been lower.

PLEASE NOTE: Effective April 1, 2008, the Fund changed its investment objective and strategy to invest according to a global infrastructure strategy. Prior to this date, the Fund achieved its investment objective under a domestic utility strategy. Therefore, past performance results are no guarantee of future results under the new global infrastructure strategy.

Investment Review

The year was volatile for global infrastructure securities and equities in general. It began with a sell-off driven by a fresh wave of write-downs from major banks, followed by the hastily arranged sale of Bear Stearns to JPMorgan Chase. The shocks kept coming, picking up speed in September with the U.S. government takeover of Fannie Mae and Freddie Mac, Lehman Brothers' bankruptcy and the nationalization of insurance giant AIG. Europe also saw its share of financial companies in need of salvage. The credit crunch contributed to a global economic slowdown that eventually spread to the Asia Pacific region.

Amid concerns that the entire financial system could be at risk, the U.S. Congress, Treasury secretary and Federal Reserve chairman structured a $700 billion rescue package that has been used to buy preferred shares in banks to bolster capital and encourage lending. The Fed and other central banks dropped interest rates and implemented stimulus packages in a coordinated effort to break the credit freeze and kick-start the global economy.

Infrastructure stocks struggled

Global infrastructure stocks tumbled in this difficult period for capital markets, although they declined somewhat less than equities broadly (the MSCI World Index had a total return of –40.4% in the period). Their defensive characteristics helped relative performance during periods of sharp market downturns.

Infrastructure companies with less cyclical exposure fared better than more economically sensitive ones, although all sectors declined. Electric utilities (–26.0%)1 did not fall as far as most, reflecting more stable revenues in an uncertain environment. The gas distribution sector (–29.0%) also outperformed, despite a decline in natural gas prices in the second half of the year. Due to the contractual nature of its business, that sector is less sensitive to swings in commodity prices.

Transportation-related infrastructure companies were hit by a weakening global economy and high oil prices, and a related reduction in travel. The airport (–47.1%), port (–49.1%) and toll road (–45.0%) sectors also have generally weaker balance sheets and were disproportionately hurt by the credit crisis.

1  Sector returns as measured by the UBS Global Infrastructure & Utilities 50/50 Index for 2008.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Infrastructure attracted private equity

News regarding merger activity was fairly quiet in the period amid a lack of financing, although there were two notable privatization events. In September a consortium led by Citi Infrastructure Investors made a $2.5 billion bid to win a 99-year leasing concession for Chicago's Midway Airport—the first privatization of a major airport in the United States. At the end of the year, authorities in the state of Washington approved the $11 billion sale of listed company Puget Sound Energy to a group of investors led by units of Australia's Macquarie Group. Puget Sound Energy, Washington's largest electric and natural gas utility, believes that its new owners will provide the access to capital needed to upgrade its aging infrastructure.

We shifted strategy to pursue broader opportunities

Effective April 1, 2008 the Fund expanded its investment strategy to include all global listed infrastructure securities—that is, securities issued by publicly traded utilities, pipelines, toll roads, airports, marine ports and telecommunications companies. We believe that the underinvestment in infrastructure and growth in demand in recent years has created attractive capital investment opportunities, including those related to the continued privatization of government-owned infrastructure assets.

In the year's first quarter, when we employed a utilities-only strategy, the Fund underperformed its S&P 1500 Utilities benchmark. This partly reflected a decline in some of our European holdings that were strong performers in 2007. For the period beginning April 1, 2008 through the end of the year, however, the Fund outperformed a linked benchmark composed of the Macquarie Global Infrastructure Index and the UBS Global Infrastructure & Utilities 50/50 Index; the latter has been our benchmark since June 1, 2008.

Factors that contributed to the Fund's outperformance of its linked benchmark included our underweight in the economically sensitive toll road and port sectors. Stock selection in the gas pipeline, communications infrastructure, airport and toll road sectors also benefited relative return. Our stock selection and overweight in the gas distribution sectors aided performance, as did our overweight in electric utilities. However, stock selection in the latter was a significant detractor to performance, more than offsetting the weight effect. Our overweight in water companies also hindered performance.

Investment Outlook

We believe that infrastructure as an asset class could continue to outperform equities in general, given its defensive characteristics, such as visible cash flows and long-term contracts. Global infrastructure companies' earnings in 2009 should be more resiliant compared with S&P 500 Index companies, which by general consensus are expected to have negative growth. Even so, valuations for infrastructure stocks remain reasonable as measured by book value and discount-to-earnings growth. This partly reflects forced selling of utilities stocks by hedge funds in order to raise liquidity to meet redemptions.

We favor utilities over transportation and telecommunications companies due to their stronger balance sheets and relative insulation from challenging economic and capital-market conditions. We will, however, make

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

adjustments to our strategy based on valuations and our analysis of company balance sheets and business prospects. Toll road stocks, for example, have become more compelling from a valuation perspective. Some mid-tier utilities are trading at significant discounts to book value, yet they remain viable businesses, in our view.

From a regional perspective, we are overweight the United States, as we expect it to be one of the first markets to recover, based on the massive stimulus packages being implemented. Part of this will be aimed at improving infrastructure systems (to be sure, Europe and China have also announced large-scale stimulus programs). While these plans highlight the need to improve infrastructure systems, recent spending proposals are modest compared with what we believe will be committed in a long-term cycle.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

ROBERT S. BECKER	BEN MORTON

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Performance Review (Unaudited)

Cohen & Steers Global Infrastructure Fund—Class A

Growth of a $10,000 Investment

Cohen & Steers Global Infrastructure Fund—Class B

Growth of a $10,000 Investment

Cohen & Steers Global Infrastructure Fund—Class C

Growth of a $10,000 Investment

Cohen & Steers Global Infrastructure Fund—Class I

Growth of a $1,000,000 Investment

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Performance Review (Unaudited)—(Continued)

	Class A Shares	Class B Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	–39.78%[b]	–40.48%[c]	–37.97%[e]	—
1 Year (without sales charge)	–36.94%	–37.35%	–37.35%	–36.73%
Since Inception[f] (with sales charge)	4.49%[b]	4.46%[d]	4.99%	—
Since Inception[f] (without sales charge)	5.53%	4.83%	4.99%	5.89%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The annulized gross and net expense ratios, respectively, for each class of shares as disclosed in the April 1, 2008 prospectuses were as follows: Class A—1.64% and 1.50%; Class B—2.29% and 2.15%; Class C—2.28% and 2.15%; and Class I—1.31% and 1.15%. Through December 31, 2009, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund's annual operating expenses at 1.50% for Class A shares, 2.15% for Class B, 2.15% for Class C shares and 1.15% for Class I shares.

a  The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Reflects a 4.50% front-end sales charge.

c  Reflects a contingent deferred sales charge of 5%.

d  Reflects a contingent deferred sales charge of 2%.

e  Reflects a contingent deferred sales charge of 1%.

f  Inception date of May 3, 2004.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008—December 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008– December 31, 2008
Class A
Actual (–28.82% return)	$1,000.00	$711.80	$6.45
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.60	$7.61
Class B
Actual (–29.03% return)	$1,000.00	$709.70	$9.24
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.33	$10.89
Class C
Actual (–29.03% return)	$1,000.00	$709.70	$9.24
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.33	$10.89
Class I
Actual (–28.67% return)	$1,000.00	$713.30	$4.95
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.36	$5.84

* Expenses are equal to the Fund's Class A, Class B, Class C and Class I annualized expense ratio of 1.50%, 2.15%, 2.15% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). If the Fund had borne all of its expenses that were assumed by the advisor, the annualized expense ratios would have been 2.03%, 2.69%, 2.69% and 1.98%, respectively.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

DECEMBER 31, 2008

Top Ten Long-Term Holdings
(Unaudited)

Security	Value	% of Net Assets
Vinci SA	$3,671,369	5.6%
American Tower Corp.	3,667,140	5.5
Central Japan Railway Co	3,234,898	4.9
East Japan Railway Co	3,084,390	4.7
Gaz de France S.A.	2,788,513	4.2
E.ON AG	2,713,362	4.1
Abertis Infraestructuras S.A.	2,114,843	3.2
Atlantia S.p.A.	2,110,444	3.2
Tokyo Electric Power Co. (The)	1,779,247	2.7
Transurban Group	1,598,166	2.4

Country Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2008

		Number of Shares	Value
COMMON STOCK	97.3%
AUSTRALIA	4.5%
INDUSTRIALS	3.7%
AIRPORT SERVICES	1.3%
Macquarie Airports[a]		487,700	$820,949
HIGHWAYS & RAILTRACKS	2.4%
Transurban Group[a]		422,500	1,598,166
TOTAL INDUSTRIALS			2,419,115
UTILITIES—MULTI UTILITIES	0.8%
AGL Energy Ltd.[a]		53,000	565,066
TOTAL AUSTRALIA			2,984,181
AUSTRIA	0.2%
UTILITIES—ELECTRIC UTILITIES
Oesterreichische Elektrizitaetswirtschafts AG (Verbund)[a]		3,000	138,713
BRAZIL	1.5%
INDUSTRIALS—HIGHWAYS & RAILTRACKS	0.6%
Cia de Concessoes Rodoviarias		38,000	385,051
UTILITIES	0.9%
ELECTRIC UTILITIES	0.3%
Cia Energetica de Minas Gerais		17,000	233,580
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS	0.6%
AES Tiete S.A.		60,000	382,076
TOTAL UTILITIES			615,656
TOTAL BRAZIL			1,000,707
CANADA	2.4%
ENERGY—OIL & GAS STORAGE & TRANSPORTATION
Enbridge		23,100	740,248
TransCanada Corp.		31,300	841,005
			1,581,253

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

		Number of Shares	Value
CHINA	0.3%
INDUSTRIALS—HIGHWAYS & RAILTRACKS	0.0%
Zhejiang Expressway Co., Ltd.[a]		200	$118
UTILITIES—GAS UTILITIES	0.3%
Xinao Gas Holdings Ltd.[a]		164,000	173,971
TOTAL CHINA			174,089
FINLAND	0.2%
UTILITIES—ELECTRIC UTILITIES
Fortum Oyj[a]		6,034	131,151
FRANCE	13.0%
INDUSTRIALS	6.4%
AIRPORT SERVICES	0.5%
Aeroports de Paris[a]		5,200	354,002
CONSTRUCTION & ENGINEERING	5.6%
Vinci SAa		87,000	3,671,369
HIGHWAYS & RAILTRACKS	0.3%
Societe Des Autoroutes Paris-Rhin-Rhone[a]		3,000	209,240
TOTAL INDUSTRIALS			4,234,611
CONSUMER DISCRETIONARY—CABLE & SATELLITE	0.3%
Eutelsat Communications[a,b]		8,000	188,951
UTILITIES	6.3%
ELECTRIC UTILITIES	1.2%
Electricite de France[a]		14,289	831,075
MULTI UTILITIES	5.1%
Gaz de France S.A.[a]		56,178	2,788,513
Suez Environnement S.A.[a,b]		15,500	261,774
Veolia Environnement[a]		10,000	315,429
			3,365,716
TOTAL UTILITIES			4,196,791
TOTAL FRANCE			8,620,353

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

		Number of Shares	Value
GERMANY	5.6%
INDUSTRIALS—AIRPORT SERVICES	0.9%
Fraport AGa		13,200	$597,289
UTILITIES	4.7%
ELECTRIC UTILITIES	4.1%
E.ON AGa		69,100	2,713,362
MULTI UTILITIES	0.6%
RWE AGa		4,267	378,982
TOTAL UTILITIES			3,092,344
TOTAL GERMANY			3,689,633
HONG KONG	1.3%
UTILITIES
ELECTRIC UTILITIES	0.9%
CLP Holdings Ltd.[a]		69,000	469,112
HongKong Electric Holdings Ltd.[a]		25,000	140,750
			609,862
GAS UTILITIES	0.4%
Hong Kong and China Gas Co., Ltd.[a]		158,100	239,753
TOTAL HONG KONG			849,615
ITALY	5.9%
INDUSTRIALS—HIGHWAYS & RAILTRACKS	3.2%
Atlantia S.p.A.[a]		112,500	2,110,444
UTILITIES	2.7%
ELECTRIC UTILITIES	2.1%
Enel S.p.A.[a]		169,800	1,093,783
Terna Rete Elettrica Nazionale S.p.A.[a]		100,000	329,999
			1,423,782
GAS UTILITIES	0.6%
Snam Rete Gas S.p.A.[a]		73,000	407,778
TOTAL UTILITIES			1,831,560
TOTAL ITALY			3,942,004

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

		Number of Shares	Value
JAPAN	17.3%
INDUSTRIALS—RAILROADS	9.6%
Central Japan Railway Coa		373	$3,234,898
East Japan Railway Coa		400	3,084,390
			6,319,288
UTILITIES	7.7%
ELECTRIC UTILITIES	5.8%
Chubu Electric Power Co.[a]		27,000	822,361
Kansai Electric Power Co. (The)[a]		42,900	1,242,641
Tokyo Electric Power Co. (The)[a]		53,300	1,779,247
			3,844,249
GAS UTILITIES	1.9%
Osaka Gas Co.[a]		108,000	499,418
Tokyo Gas Co.[a]		150,000	760,331
			1,259,749
TOTAL UTILITIES			5,103,998
TOTAL JAPAN			11,423,286
LUXEMBOURG	2.3%
CONSUMER DISCRETIONARY—CABLE & SATELLITE
SES S.A.[a]		80,000	1,550,439
MEXICO	0.3%
INDUSTRIALS—AIRPORT SERVICES
Grupo Aeroportuario del Sureste SAB de CV		61,800	230,448
SPAIN	7.4%
INDUSTRIALS	4.1%
CONSTRUCTION & ENGINEERING	0.4%
Grupo Ferrovial, S.A.[a]		8,500	237,105
HIGHWAYS & RAILTRACKS	3.7%
Abertis Infraestructuras S.A.[a]		118,000	2,114,843
Cintra Concesiones de Infraestructuras de Transporte S.A.[a]		47,000	356,651
			2,471,494
TOTAL INDUSTRIALS			2,708,599

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

		Number of Shares	Value
UTILITIES	3.3%
ELECTRIC UTILITIES	2.5%
Iberdrola S.A.[a]		132,000	$1,230,464
Red Electrica de Espana[a]		8,000	407,814
			1,638,278
GAS UTILITIES	0.8%
Enagas[a]		24,000	529,951
TOTAL UTILITIES			2,168,229
TOTAL SPAIN			4,876,828
UNITED KINGDOM	3.6%
TELECOMMUNICATION SERVICES—ALTERNATIVE CARRIERS	0.5%
Inmarsat PLC[a]		47,000	322,823
UTILITIES	3.1%
ELECTRIC UTILITIES	0.7%
Scottish and Southern Energy PLC[a]		25,867	456,069
MULTI UTILITIES	1.7%
Centrica PLC[a]		190,800	734,542
United Utilities Group PLC[a]		44,354	402,735
			1,137,277
WATER UTILITIES	0.7%
Severn Trent PLC[a]		26,000	450,584
TOTAL UTILITIES			2,043,930
TOTAL UNITED KINGDOM			2,366,753
UNITED STATES	31.5%
ENERGY—OIL & GAS STORAGE & TRANSPORTATION	1.7%
Enbridge Energy Partners LP		6,000	153,000
Energy Transfer Partners LP		5,000	170,050
Enterprise Products Partners LP		8,000	165,840
Southern Union Co.		15,797	205,993
Spectra Energy Corp.		10,421	164,027
Williams Cos. (The)		18,928	274,077
			1,132,987

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

		Number of Shares	Value
TELECOMMUNICATION SERVICES—WIRELESS	7.0%
American Tower Corp.[b]		125,073	$3,667,140
Crown Castle International Corp.[b]		28,500	501,030
SBA Communications Corp.[b]		29,300	478,176
			4,646,346
UTILITIES	22.8%
ELECTRIC UTILITIES	14.3%
Allegheny Energy		22,672	767,674
American Electric Power Co.		15,000	499,200
DPL		25,000	571,000
Duke Energy Corp.		32,400	486,324
Entergy Corp.		6,904	573,929
Exelon Corp.		18,035	1,002,926
FirstEnergy Corp.		17,054	828,483
FPL Group		15,265	768,287
Great Plains Energy		6,317	122,108
ITC Holdings Corp.		8,010	349,877
Northeast Utilities		31,782	764,675
NV Energy		105,000	1,038,450
PPL Corp.		33,072	1,014,980
Southern Co.		17,453	645,761
			9,433,674
GAS UTILITIES	1.2%
Equitable Resources		3,834	128,631
Northwest Natural Gas Co.		14,000	619,220
			747,851

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

		Number of Shares	Value
MULTI UTILITIES	7.3%
CenterPoint Energy		39,192	$494,603
CMS Energy Corp.		88,000	889,680
PG&E Corp.		24,655	954,395
Public Service Enterprise Group		19,330	563,856
Sempra Energy		12,000	511,560
Wisconsin Energy Corp.		20,428	857,568
Xcel Energy		31,000	575,050
			4,846,712
TOTAL UTILITIES			15,028,237
TOTAL UNITED STATES			20,807,570
TOTAL COMMON STOCK (Identified cost—$77,190,852)			64,367,023
SHORT-TERM INVESTMENTS	4.9%
MONEY MARKET FUND
Dreyfus Treasury Cash Management Fund, 0.17%[c]		1,473,357	1,473,357
Federated U.S. Treasury Cash Reserves Fund, 0.40%[c]		1,762,643	1,762,643
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$3,236,000)			3,236,000
TOTAL INVESTMENTS (Identified cost—$80,426,852)	102.2%		67,603,023
LIABILITIES IN EXCESS OF OTHER ASSETS	(2.2)%		(1,467,850)
NET ASSETS	100.0%		$66,135,173

Glossary of Portfolio Abbreviation

ADR  American Depositary Receipt

Note: Percentages indicated are based on the net assets of the Fund.

a  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 61.6% of net assets, all of which have been fair valued pursuant to foreign security fair value pricing procedures approved by the Board of Directors.

b  Non-income producing security.

c  Rate quoted represents the seven day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS:
Investments in securities, at value (Identified cost—$80,426,852)	$67,603,023
Receivable for Fund shares sold	600,307
Receivable for investment securities sold	452,717
Dividends and interest receivable	130,890
Receivable due from advisor	83,898
Other assets	3,469
Total Assets	68,874,304
LIABILITIES:
Payable for investment securities purchased	2,340,486
Payable for Fund shares redeemed	216,003
Payable for directors' fees	2,121
Payable for distribution fees	1,564
Payable for shareholder servicing fees	550
Other liabilities	178,407
Total Liabilities	2,739,131
NET ASSETS	$66,135,173
NET ASSETS consist of:
Paid-in-capital	$86,996,756
Accumulated undistributed net investment income	101,703
Accumulated net realized loss	(8,141,890)
Net unrealized depreciation	(12,821,396)
$66,135,173

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2008

CLASS A SHARES:
NET ASSETS	$31,958,288
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,991,723
Net asset value and redemption price per share	$10.68
Maximum offering price per share ($10.68 ÷ 0.955)[a]	$11.18
CLASS B SHARES:
NET ASSETS	$6,222,921
Shares issued and outstanding ($0.001 par value common stock outstanding)	584,902
Net asset value and offering price per share[b]	$10.64
CLASS C SHARES:
NET ASSETS	$22,154,058
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,079,831
Net asset value and offering price per share[b]	$10.65
CLASS I SHARES:
NET ASSETS	$5,799,906
Shares issued and outstanding ($0.001 par value common stock outstanding)	542,111
Net asset value, offering and redemption price per share	$10.70

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

Investment Income:
Dividend income (net of $234,810 of foreign withholding tax)	$3,706,730
Interest income	34,732
Total Income	3,741,462
Expenses:
Investment advisory fees	667,016
Distribution fees—Class A	107,841
Distribution fees—Class B	70,975
Distribution fees—Class C	249,584
Professional fees	171,578
Shareholder servicing fees—Class A	43,136
Shareholder servicing fees—Class B	23,658
Shareholder servicing fees—Class C	83,195
Administration fees	98,137
Shareholder reporting expenses	94,974
Custodian fees and expenses	94,422
Registration and filing fees	64,040
Transfer agent fees and expenses	62,390
Directors' fees and expenses	53,616
Line of credit fees	2,549
Miscellaneous	12,640
Total Expenses	1,899,751
Reduction of Expenses (See Note 2)	(298,516)
Net Expenses	1,601,235
Net Investment Income	2,140,227
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(7,846,640)
Foreign currency transactions	59,319
Net realized loss	(7,787,321)
Net change in unrealized appreciation on:
Investments	(36,667,708)
Foreign currency translations	2,075
Net change in unrealized appreciation	(36,665,633)
Net realized and unrealized loss	(44,452,954)
Net Decrease in Net Assets Resulting from Operations	$(42,312,727)

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Change in Net Assets:
From Operations:
Net investment income	$2,140,227	$617,220
Net realized gain (loss)	(7,787,321)	15,292,414
Net change in unrealized appreciation	(36,665,633)	2,028,102
Net increase (decrease) in net assets resulting from operations	(42,312,727)	17,937,736
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1,220,510)	(411,354)
Class B	(193,384)	(32,228)
Class C	(659,318)	(85,934)
Class I	(126,592)	(39,241)
Net realized gain:
Class A	—	(6,297,142)
Class B	—	(1,765,116)
Class C	—	(5,218,091)
Class I	—	(224,806)
Tax return of capital:
Class A	(29,618)	—
Class B	(6,498)	—
Class C	(22,850)	—
Class I	(2,100)	—
Total dividends and distributions to shareholders	(2,260,870)	(14,073,912)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	17,173,166	91,460
Total increase (decrease) in net assets	(27,400,431)	3,955,284
Net Assets:
Beginning of year	93,535,604	89,580,320
End of year[a]	$66,135,173	$93,535,604

a  Includes undistributed net investment income of $101,703 and $74,900, respectively.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	Year Ended December 31,				For the Period May 3, 2004[a]
					through
Per Share Operating Performance:	2008	2007	2006	2005	December 31, 2004
Net asset value, beginning of period	$17.47	$16.60	$15.25	$13.78	$11.46
Income from investment operations:
Net investment income	0.38 [b]	0.18 [b]	0.39	0.38 [b]	0.29 [b]
Net realized and unrealized gain (loss)	(6.77)	3.75	2.54	1.45	2.20
Total from investment operations	(6.39)	3.93	2.93	1.83	2.49
Less dividends and distributions to shareholders from:
Net investment income	(0.40)	(0.17)	(0.39)	(0.34)	(0.14)
Net realized gain	—	(2.90)	(1.19)	(0.00)[c]	(0.02)
Tax return of capital	(0.00)[c]	—	(0.00)[c]	(0.02)	(0.01)
Total dividends and distributions to shareholders	(0.40)	(3.07)	(1.58)	(0.36)	(0.17)
Redemption fees retained by the fund	0.00 [c]	0.01	0.00 [c]	0.00 [c]	—
Net increase (decrease) in net asset value	(6.79)	0.87	1.35	1.47	2.32
Net asset value, end of period	$10.68	$17.47	$16.60	$15.25	$13.78
Total investment return[d]	–36.94%	23.84%	19.43%	13.33%	21.80%[e]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$32.0	$43.4	$47.0	$114.5	$26.9
Ratio of expenses to average daily net assets (before expense reduction)	1.84%	1.64%	1.54%	1.58%	3.55%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	1.50%	1.50%	1.50%	1.49%	1.50%[f]
Ratio of net investment income to average daily net assets (before expense reduction)	2.40%	0.85%	2.05%	2.44%	1.26%[f]
Ratio of net investment income to average daily net assets (net of expense reduction)	2.74%	0.99%	2.08%	2.53%	3.31%[f]
Portfolio turnover rate	211%	102%	56%	45%	16%[e]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Does not reflect sales charges, which would reduce return.

e  Not annualized.

f  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class B
	Year Ended December 31,				For the Period May 3, 2004[a] through
Per Share Operating Performance:	2008	2007	2006	2005	December 31, 2004
Net asset value, beginning of period	$17.39	$16.54	$15.19	$13.74	$11.46
Income from investment operations:
Net investment income	0.29 [b]	0.06 [b]	0.28	0.28 [b]	0.21 [b]
Net realized and unrealized gain (loss)	(6.73)	3.74	2.54	1.45	2.20
Total from investment operations	(6.44)	3.80	2.82	1.73	2.41
Less dividends and distributions to shareholders from:
Net investment income	(0.31)	(0.06)	(0.28)	(0.26)	(0.10)
Net realized gain	—	(2.90)	(1.19)	(0.00)[c]	(0.02)
Tax return of capital	(0.00)[c]	—	(0.00)[c]	(0.02)	(0.01)
Total dividends and distributions to shareholders	(0.31)	(2.96)	(1.47)	(0.28)	(0.13)
Redemption fees retained by the fund	0.00 [c]	0.01	0.00 [c]	0.00 [c]	—
Net increase (decrease) in net asset value	(6.75)	0.85	1.35	1.45	2.28
Net asset value, end of period	$10.64	$17.39	$16.54	$15.19	$13.74
Total investment return[d]	–37.35%	23.14%	18.66%	12.59%	21.08%[e]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$6.2	$12.0	$8.9	$7.7	$2.9
Ratio of expenses to average daily net assets (before expense reduction)	2.46%	2.29%	2.14%	2.23%	4.66%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	2.15%	2.15%	2.14%	2.14%	2.15%[f]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	1.74%	0.21%	1.35%	1.76%	(0.11)%[f]
Ratio of net investment income to average daily net assets (net of expense reduction)	2.05%	0.34%	1.35%	1.85%	2.39%[f]
Portfolio turnover rate	211%	102%	56%	45%	16%[e]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Does not reflect sales charges, which would reduce return.

e  Not annualized.

f  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	Year Ended December 31,				For the Period May 3, 2004[a]
					through
Per Share Operating Performance:	2008	2007	2006	2005	December 31, 2004
Net asset value, beginning of period	$17.40	$16.55	$15.20	$13.75	$11.46
Income from investment operations:
Net investment income	0.29 [b]	0.06 [b]	0.28	0.28 [b]	0.22 [b]
Net realized and unrealized gain (loss)	(6.74)	3.74	2.54	1.45	2.20
Total from investment operations	(6.45)	3.80	2.82	1.73	2.42
Less dividends and distributions to shareholders from:
Net investment income	(0.30)	(0.06)	(0.28)	(0.26)	(0.10)
Net realized gain	—	(2.90)	(1.19)	(0.00)[c]	(0.02)
Tax return of capital	(0.00)[c]	—	(0.00)[c]	(0.02)	(0.01)
Total dividends and distributions to shareholders	(0.30)	(2.96)	(1.47)	(0.28)	(0.13)
Redemption fees retained by the fund	0.00 [c]	0.01	0.00 [c]	0.00 [c]	—
Net increase (decrease) in net asset value	(6.75)	0.85	1.35	1.45	2.29
Net asset value, end of period	$10.65	$17.40	$16.55	$15.20	$13.75
Total investment return[d]	–37.35%	23.04%	18.70%	12.58%	21.17%[e]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$22.1	$36.6	$30.8	$48.6	$14.6
Ratio of expenses to average daily net assets (before expense reduction)	2.47%	2.28%	2.19%	2.23%	4.49%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	2.15%	2.15%	2.15%	2.14%	2.15%[f]
Ratio of net investment income to average daily net assets (before expense reduction)	1.72%	0.20%	1.35%	1.79%	0.15%[f]
Ratio of net investment income to average daily net assets (net of expense reduction)	2.04%	0.33%	1.39%	1.87%	2.49%[f]
Portfolio turnover rate	211%	102%	56%	45%	16%[e]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Does not reflect sales charges, which would reduce return.

e  Not annualized.

f  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	Year Ended December 31,				For the Period May 3, 2004[a]
					through
Per Share Operating Performance:	2008	2007	2006	2005	December 31, 2004
Net asset value, beginning of period	$17.51	$16.63	$15.26	$13.78	$11.46
Income from investment operations:
Net investment income	0.36 [b]	0.25 [b]	0.43	0.43 [b]	0.27 [b]
Net realized and unrealized gain (loss)	(6.72)	3.76	2.56	1.45	2.24
Total from investment operations	(6.36)	4.01	2.99	1.88	2.51
Less dividends and distributions to shareholders from:
Net investment income	(0.45)	(0.24)	(0.43)	(0.38)	(0.17)
Net realized gain	—	(2.90)	(1.19)	(0.00)[c]	(0.01)
Tax return of capital	(0.00)[c]	—	(0.00)[c]	(0.02)	(0.01)
Total dividends and distributions to shareholders	(0.45)	(3.14)	(1.62)	(0.40)	(0.19)
Redemption fees retained by the fund	0.00 [c]	0.01	0.00 [c]	0.00 [c]	—
Net increase (decrease) in net asset value	(6.81)	0.88	1.37	1.48	2.32
Net asset value, end of period	$10.70	$17.51	$16.63	$15.26	$13.78
Total investment return	–36.73%	24.36%	19.81%	13.73%	21.98%[d]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5.8	$1.5	$2.9	$2.7	$1.3
Ratio of expenses to average daily net assets (before expense reduction)	1.69%	1.31%	1.14%	1.24%	9.33%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	1.15%	1.15%	1.14%	1.14%	1.15%[e]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	2.24%	1.20%	2.36%	2.80%	(4.92)%[e]
Ratio of net investment income to average daily net assets (net of expense reduction)	2.77%	1.36%	2.36%	2.89%	3.26%[e]
Portfolio turnover rate	211%	102%	56%	45%	16%[d]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Not annualized.

e  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Global Infrastructure Fund, Inc. (the Fund), formerly Cohen & Steers Utility Fund, Inc., was incorporated under the laws of the State of Maryland on January 13, 2004 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. On April 1, 2008, the Fund's name change was effective. Additionally, the Fund's investment objective was changed to total return through investment in U.S. and non-U.S. infrastructure companies. Prior to April 1, 2008 the Fund's investment objective was total return through investment in utilities. The authorized shares of the Fund are divided into four classes designated Class A, B, C, and I shares. Effective May 1, 2007, Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares). Class B shares automatically convert to Class A shares at the end of the month which precedes the eighth anniversary of the purchase date.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Portfolio securities primarily traded on foreign markets are generally valued at the closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Securities for which market prices are unavailable, or securities for which the advisor determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's investments carried at value:

		Fair Value Measurements at December 31, 2008 Using
	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities	$67,603,023	$23,619,978	$43,983,045	$—

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2008, a portion of the dividends have been reclassified to return of capital.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. An assessment of the Fund's tax positions has been made and it has been determined that there is no impact to the Fund's financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the advisory agreement). Under the terms of the advisory agreement, the advisor provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund up to and including $1.5 billion and 0.65% of the average daily net asset above $1.5 billion.

For the year ended December 31, 2008 and through December 31, 2009, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund's operating expenses at 1.50% for Class A shares, 2.15% for Class B shares and Class C shares and 1.15% for Class I shares.

Effective April 1, 2008, the advisor has entered into subadvisory agreements with Cohen & Steers Asia Limited, Cohen & Steers UK Limited and Cohen & Steers Europe S.A. (collectively the subadvisors), affiliates of the advisor. Under the agreements, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. securities. For their services provided under the subadvisory agreements, the advisor (not the Fund) pays the subadvisors 16.3%, 6.3% and 6.3%, respectively, of the advisory fee received by the advisor from the Fund. For

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

the period April 1, 2008 through December 31, 2008, the advisor paid the subadvisors $79,182 $30,604 and $30,604, respectively.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the Fund's average daily net assets. For the year ended December 31, 2008, the Fund paid the advisor $17,787 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as sub-administrator under a Fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares and up to 0.75% of the average daily net assets attributable to the Class B and Class C shares.

For the year ended December 31, 2008, the Fund has been advised that the distributor received $52,189 in sales commissions from the sale of Class A shares and that the distributor also received $870, $25,579 and $21,774 of contingent deferred sales charges relating to redemptions of Class A, Class B and Class C shares, respectively. The distributor has advised the Fund that proceeds from the contingent deferred sales charge on the Class A, Class B and Class C shares are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the these classes, including payments to dealers and other financial intermediaries for selling these classes and interest and other financing costs associated with these classes.

Shareholder Servicing Fees: The Fund has adopted a shareholder services plan which provides that the Fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, the Fund may pay the shareholder servicing agent a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net asset value of the Fund's Class A shares and up to 0.25% of the average daily net asset value of the Fund's Class B and C shares.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the advisor. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $1,594 from the Fund for the year ended December 31, 2008.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2008 totaled $205,555,823 and $181,290,299 respectively.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2008	2007
Ordinary income	$2,199,804	$3,331,281
Long-term capital gains	—	10,742,631
Tax return of capital	61,066	—
Total dividends and distributions	$2,260,870	$14,073,912

As of December 31, 2008, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Gross unrealized appreciation	$2,744,740
Gross unrealized depreciation	(18,392,579)
Net unrealized depreciation	$(15,647,839)
Cost for federal income tax purposes	$83,250,862

As of December 31, 2008, the Fund had a net capital loss carryforward of $5,215,916, which will expire on December 31, 2016. This carryforward may be used to offset future capital gains, to the extent provided by regulations.

As of December 31, 2008, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to foreign currency gains and adjustments for holdings in partnerships. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $26,792, accumulated net realized loss was charged $59,588 and accumulated undistributed net investment income was credited $86,380. Net assets were not affected by this reclassification.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2008		For the Year Ended December 31, 2007
	Shares	Amount	Shares	Amount
CLASS A:
Sold	2,983,370	$43,442,803	1,084,044	$20,411,824
Issued as reinvestment of dividends and distributions	56,610	726,938	180,245	3,160,703
Redeemed	(2,532,220)	(33,341,484)	(1,612,463)	(29,797,101)
Redemption fees retained by the Fund[a]	—	11,416	—	13,714
Net increase( decrease)	507,760	$10,839,673	(348,174)	$(6,210,860)
CLASS B:
Sold	125,891	$1,724,200	244,636	$4,534,859
Issued as reinvestment of dividends and distributions	5,970	77,686	34,590	602,034
Redeemed	(240,182)	(3,123,282)	(121,802)	(2,256,056)
Redemption fees retained by the Fund[a]	—	1,145	—	3,168
Net increase ( decrease).	(108,321)	$(1,320,251)	157,424	$2,884,005
CLASS C:
Sold	1,524,663	$22,672,361	1,114,970	$20,941,449
Issued as reinvestment of dividends and distributions	21,047	268,125	89,846	1,564,607
Redeemed	(1,566,862)	(20,936,390)	(963,264)	(17,289,307)
Redemption fees retained by the Fund[a]	—	7,230	—	8,560
Net increase (decrease)	(21,152)	$2,011,326	241,552	$5,225,309

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2008		For the Year Ended December 31, 2007
	Shares	Amount	Shares	Amount
CLASS I:
Sold	753,392	$9,625,657	21,536	$407,626
Issued as reinvestment of dividends and distributions	10,795	127,451	13,925	244,827
Redeemed	(308,588)	(4,110,690)	(125,424)	(2,460,547)
Redemption fees retained by the Fund[a]	—	—	—	1,100
Net increase (decrease)	455,599	$5,642,418	(89,963)	$(1,806,994)

a  The Fund may charge a 2% redemption fee on shares sold within 60 days of the time of purchase. Redemption fees are paid directly to the Fund. Prior to September 28, 2007, the redemption fee was charged at a rate of 1% on shares sold within six months of the time of purchase.

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers open-end funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires December 2009. The Fund pays a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the credit agreement.

During the year ended December 31, 2008, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 8. New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect the Fund's financial position, financial performance, and cash flows. Management is currently evaluating the impact the adoption of this pronouncement will have on the Fund's financial statements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Global Infrastructure Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Global Infrastructure Fund, Inc. (formerly, Cohen & Steers Utility Fund, Inc., the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 18, 2009

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

TAX INFORMATION—2008 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $2,260,870. Additionally, 20% of the ordinary dividends qualified for the dividends received deduction available to corporations.

The Fund has elected, pursuant to Section 853 of the Internal Revenue Code, to pass through foreign taxes of $234,810. The Fund generated net foreign source income of $2,772,467 with respect to this election.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory agreement (the "Investment Advisory Agreement"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Investment Advisory Agreement for their initial two year term and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a meeting held in person on December 16 - 17, 2008, the Investment Advisory Agreement was discussed and was unanimously continued for a one-year term by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

In considering whether to continue the Investment Advisory Agreement, the Board of Directors reviewed materials provided by the Fund's investment advisor (the "Investment Advisor") and Fund counsel which included, among other things, fee, expense and performance information compared to peer Funds ("Peer Funds") prepared by an independent data provider, supplemental performance and summary information prepared by the Investment Advisor, and memoranda outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the amount of time the Investment Advisor dedicates to the Fund and the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other Funds, including those that invest substantially in utility securities and have investment objectives and strategies similar to the Fund.

The Board of Directors next considered the education, background and experience of the Investment Advisor's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund, has had, and would likely continue to have, a favorable impact on the success of the Fund. The Board of Directors further noted the Investment Advisor's ability to attract quality and experienced personnel. The Board of Directors then considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, quality and extent of services provided by the Investment Advisor are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors considered the investment performance of the Fund versus Peer Funds and compared to relevant benchmarks. The Board of Directors noted that the Fund underperformed the median of the Peer Funds for the one-year and three-year periods. The Board of Directors also noted that the Fund had underperformed its benchmark for the one-year period, but outperformed its benchmark for the three-year period. The Board of Directors noted that the Fund's investment strategy changed effective April 1, 2008 to global infrastructure from utilities. The Board of Directors then determined that Fund performance, in light of all considerations noted above, was satisfactory.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the advisory fees and administrative fees payable by the Fund, as well as total expense ratios. As part of their analysis, the Board of Directors gave substantial consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that actual and contractual advisory fees were slightly higher than the median for the Peer Funds. The Board of Directors also noted that the net expense ratio was higher than the Peer Funds' median. The Board of Directors noted that the high expense ratio was due in part to the Fund's relatively small size, and that as the Fund grows in size, it is expected to compare more favorably with the Peer Funds. The Board of Directors concluded that the Fund's current expense structure is competitive in the peer group.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors noted that because of the Fund's small size, the operating expenses continue to be subsidized, and the Fund is not yet profitable.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that the Fund's advisory fee contains a breakpoint of 10 basis points once the Fund's assets reached $1.5 billion and that the advisory fee rate reflected the impact of this breakpoint. The Board of Directors considered the Fund's asset size and determined that there were not at this time significant economies of scale that were not being shared with stockholders.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the Board of Directors compared both the services rendered and the fees paid under the Investment Advisory Agreement to those under other investment advisory contracts of other investment advisers managing Peer Funds. The Board of Directors was also provided with an industry study analyzing differences between Funds and institutional accounts and the services and fees associated with each and compared the services rendered, fees paid and profitability under the Investment Advisory Agreement to the Investment Advisor's other advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors determined that on a comparative basis the fees under the Investment Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Investment Advisory Agreement.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the advisor and the Fund's administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The directors and officers of the Fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about Fund directors and is available, without charge, upon request by calling 1-800-330-7348.

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Interested Directors[1]

Robert H. Steers Age: 55	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM), the fund's investment manager, and its parent company, Cohen & Steers, Inc. (CNS) since 2004. Vice President and Director, Cohen & Steers Securities, LLC (CSSL), the Cohen & Steers open-end funds' distributor. Prior thereto, Chairman of CSCM and the Cohen & Steers funds.	21	1991 to present

Martin Cohen Age: 60	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of CSCM and CNS. Vice President and Director of CSSL. Prior thereto, President of the CSCM and the Cohen & Steers funds.	21	1991 to present

  (table continued on next page)

*    The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

1  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with CSCM.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Disinterested Directors

Bonnie Cohen[2] Age: 66	Director	Until next election of directors	Consultant. Director, Reis, Inc. (formerly Wellsford Real Property); Vice-Chair of the Board of Global Heritage Fund; Investment Committee, The Moriah Fund; Advisory Committee member, The Posse Foundation; Vice-Chair, District of Columbia Public Libraries; Board member, Washington National Opera. Former Under Secretary of State for Management, United States Department of State, 1996-2000.	21	2001 to present

George Grossman Age: 55	Director	Until next election of directors	Attorney-at-law	21	1993 to present

Richard E. Kroon Age: 66	Director	Until next election of directors	Member of Investment Committee, Monmouth University; retired Chairman and Managing Partner of the Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin & Jenrette Securities Corporation; and former Chairman of the National Venture Capital Association.	21	2004 to present

  (table continued on next page)

*    The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

2  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Richard J. Norman Age: 65	Director	Until next election of directors	Private Investor. Advisory Board Member of the Salvation Army. Member of the Chaplain's Core—DC Department of Corrections. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	21	2001 to present

Frank K. Ross Age: 65	Director	Until next election of directors	Professor of Accounting, Howard University; Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	21	2004 to present

Willard H. Smith Jr. Age: 72	Director	Until next election of directors	Board member of Essex Property Trust Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	21	1996 to present

C. Edward Ward Jr. Age: 62	Director	Until next election of directors	Member of the Board of Trustees of Directors Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the New York Stock Exchange.	21	2004 to present

*    The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

The officers of the Fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age*	Position(s) Held with Fund	Principal Occupation During Past 5 Years	Length of Time Served**
Adam M. Derechin Age: 44	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 45	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

Robert S. Becker Age: 39	Vice President	Senior Vice President of CSCM since 2003. Prior to that, portfolio manager at Franklin Templeton Investments.	Since 2003

Francis C. Poli Age: 46	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007

James Giallanza Age: 42	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Lisa D. Phelan Age: 40	Chief Compliance Officer	Senior Vice President & Director of Compliance of CSCM since January 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004. First VP, Risk Management, Prudential Securities, Inc. 2000-2003.	Since 2006

*  The address of each officer is 280 Park Avenue, New York, NY 10017.

**  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
EUROPEAN REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in Europe

  •  Symbols: EURAX, EURCX, EURIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Robert S. Becker
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA 02171
(800) 437-9912

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class A—CSUAX
Class B—CSUBX
Class C—CSUCX
Class I— CSUIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Global Infrastructure Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

GLOBAL INFRASTRUCTURE FUND

280 PARK AVENUE

NEW YORK, NY 10017

eDelivery NOW AVAILABLE

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ANNUAL REPORT

DECEMBER 31, 2008

CSUAXAR

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the board’s audit committee, is an “audit committee financial expert”.  Mr. Ross is “independent,” as such term is defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2008	2007
Audit Fees	$43,600	$41,800
Audit-Related Fees	0	8,500
Tax Fees	20,885	13,300
All Other Fees	—	—

Audit-related fees were billed in connection with agreed upon procedures performed by the registrant’s principal accountant relating to after-tax return calculations.  Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2008	2007
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	$110,000	$109,000

These other fees were billed in connection with internal control reviews.

(e)(1)   The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser and any sub-adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment adviser.

(e) (2)  No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $130,885 and $78,300, respectively.

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X  was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The board of directors of the registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the “Committee”) will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. The shareholder must submit any such recommendation in writing to the registrant, to the attention of the Secretary, at the address of the principal executive offices of the registrant. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the registrant.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

By:	/s/ Adam M. Derechin

     Name: Adam M. Derechin

Title: President and Chief Executive Officer

Date: March 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer (principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer (principal financial officer)

Date: March 2, 2009